Filed pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
Aptus April Buffer ETF (APRB)
(the “Fund”)
Supplement dated March 31, 2026 to the Fund’s Summary Prospectus dated January 23, 2026, and
Prospectus, dated October 13, 2025 and supplemented on January 23, 2026
As described in the Fund’s Summary Prospectus and Prospectus, shareholders are subject to a pre-determined upside return cap (“Cap”) from an investment in the Fund for a given period of approximately one year (the “Investment Period”).
On March 30, 2026, the previous Investment Period for the Fund ended. A new Investment Period for the fund began as of March 31, 2026 and will end on March 30, 2027. The Investment Period and Cap for each Fund is set forth below.

	Investment Period Start	Investment Period End	Buffer (before Fund fees and expenses)*	Buffer (after Fund fees and expenses)	Cap (before Fund fees and expenses)	Cap (after Fund fees and expenses)*
Aptus April Buffer ETF	March 31, 2026	March 30, 2027	15.00%	14.25%	16.59%	15.84%
* For this purpose, Fund fees and expenses consist of the Fund’s total expense ratio and net options trading costs, if any.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.